EXHIBIT 23.4

CONSENT OF AIRCLAIMS LIMITED

We hereby consent to the reference to us appearing in Note 18 to Morgan Stanley’s condensed consolidated financial statements included in Item 8 of Morgan Stanley’s Annual Report on Form 10-K for the fiscal year ended November 30, 2005 and to the incorporation by reference of that reference in the following Registration Statements of Morgan Stanley:

Filed on Form S-3:

Registration Statement No. 33-57202

Registration Statement No. 33-60734

Registration Statement No. 33-89748

Registration Statement No. 33-92172

Registration Statement No. 333-07947

Registration Statement No. 333-27881

Registration Statement No. 333-27893

Registration Statement No. 333-27919

Registration Statement No. 333-46403

Registration Statement No. 333-46935

Registration Statement No. 333-76111

Registration Statement No. 333-75289

Registration Statement No. 333-34392

Registration Statement No. 333-47576

Registration Statement No. 333-83616

Registration Statement No. 333-106789

Registration Statement No. 333-117752

Registration Statement No. 333-129243

Registration Statement No. 333-131266

Filed on Form S-4:

Registration Statement No. 333-25003

Filed on Form S-8:

Registration Statement No. 33-63024

Registration Statement No. 33-63026

Registration Statement No. 33-78038

Registration Statement No. 33-79516

Registration Statement No. 33-82240

Registration Statement No. 33-82242

Registration Statement No. 33-82244

Registration Statement No. 333-04212

Registration Statement No. 333-25003

Registration Statement No. 333-28141

Registration Statement No. 333-28263

Registration Statement No. 333-62869

Registration Statement No. 333-78081

Registration Statement No. 333-95303

Registration Statement No. 333-85148

Registration Statement No. 333-85150

Registration Statement No. 333-108223

AIRCLAIMS LIMITED

By:	/s/ Edward Pieniazek
Name:	Edward Pieniazek
Title:	Director, Consultancy & Information Services

February 8, 2006

Airclaims Limited

Cardinal Point, Newall Road, Heathrow Airport, London TW6 2AS

Telephone (44) 020 8897 1066 Facsimile (44) 20 8897 0300 Telex 934679

http://www.airclaims.co.uk http://www.airclaimsstore.com

Registered Head Office as above. Registered in England No. 710284. VAT Reg. No. GB 224 1906 87